INCOME TAXES	12 Months Ended
Sep. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 9 - INCOME TAXES

The provision (benefit) for income taxes from continued operations for the years ended September 30, 2021, and 2020 consist of the following:

	September 30,
	2021	2020
Current:
Federal	$—	$—
State	—	—
Current Federal and State Income Tax Expense (Benefit)	$—	$—

Deferred:
Federal	$(692,230)	$(239,000)
State	(591,835)	—
Deferred Federal and State Income Tax Expense (Benefit)	(1,284,065)	(239,000)
Change in valuation allowance	1,284,065	239,000
Provision (benefit) for income taxes, net	$—	$—

The difference between income tax expense computed by applying the federal statutory corporate tax rate and actual income tax expense is as follows:

	September 30,
	2021	2020
Statutory federal income tax rate	21.0%	21.0%
Non-deductible stock-based compensation and other permanent differences	1.3	(0.1)
Change in state statutory tax rate	19.06	(0.0)
Change in valuation allowance	(41.36)	(20.90)
Effective tax rate	0.0%	0.0%

For the years ended September 30, 2021 and 2020, the difference between the amounts of income tax expense or benefit that would result from applying the statutory rates to pretax income to the reported income tax expense of $0 is the result of the net operating loss carry forward and the related valuation allowance, as well as non-deductible stock-based compensation.

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. The tax effect of these temporary differences representing deferred tax asset and liabilities result principally from the following:

	September 30,
	2021	2020
Net operating loss carry forward	$6,961,203	$6,127,000
Deferred compensation	3,126,502	2,696,000
Valuation allowance	(10,087,705)	(8,823,000)
Deferred income tax asset	$—	$—

The Company has a net operating loss carry forward of $32.9 million available to offset future taxable income. Of which, $3.7 million will expire within the next five years, and the remaining $29.2 million will expire thereafter. For income tax reporting purposes, the Company’s aggregate unused net operating losses were subject to the limitations of Section 382 of the Internal Revenue Code, as amended. The Company has adjusted the net operating losses incurred prior to 2015 to reflect only the losses not subject to limitation. The Company has provided for a valuation reserve against the net operating loss benefit, because in the opinion of management based upon the earning history of the Company; it is more likely than not that the benefits will not be realized. For income tax reporting purposes, Management has determined that net operating losses prior to February 5, 2015, are subject to an annual limitation of approximately $525,000.

The Company is current on all its federal income tax filings. An extension will be filed for the September 30, 2021, tax return.

On December 22, 2017, the Tax Cuts and Jobs Act (“Tax Act”) was signed into law in the U.S. The Tax Act has resulted in significant changes to the U.S. corporate income tax system. These changes include a federal statutory rate reduction from 35% to 21%, the elimination or reduction of certain domestic deductions and credits, and limitations on the deductibility of interest expense and executive compensation. These changes were effective beginning in 2018.